                                                                   EXHIBIT 10.12
                FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     THIS FIRST AMENDMENT, dated as of May 1, 2000 (this "Agreement"), to the Fourth Amended and Restated Registration Rights Agreement dated as of April 11, 2000 (the "Registration Rights Agreement"), by and among SPEECHWORKS INTERNATIONAL, INC., a Delaware corporation (the "Company") and the stockholders of the Company named therein, is by and among the Company, the purchasers of the Company's Series E Convertible Preferred Stock named on the signature page hereto as Investors (collectively, the "Investors") and the Holders (as defined herein). All other capitalized terms used herein and not otherwise defined have their respective meanings set forth in the Registration Rights Agreement.

     WHEREAS, InterVoice-Brite, Inc. ("InterVoice") holds a warrant to purchase 741,237 shares of the Company's Common Stock under the terms of that certain Stock Purchase Warrant dated as of January 28, 1997 (the "InterVoice Warrant");

     WHEREAS, the InterVoice Warrant contains certain registration rights with respect to the shares issuable upon exercise of the Warrant;

     WHEREAS, the Company and InterVoice-Brite desire to amend this Agreement in order to provide to InterVoice the rights afforded under this Agreement in consideration for InterVoice agreeing to execute and deliver that certain "lock-up" letter agreement to Chase Securities, Inc. dated as of even date herewith;

     WHEREAS, the Investors who are signatories hereto hold in the aggregate a sufficient number of shares of Registrable Stock to amend the Registration Rights Agreement in accordance with Section 14 thereof; and

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows.

     1.  Amendment. This Agreement is hereby amended as follows:
         ---------

     (a) by adding the following subclause (d) to the defintion of "Registrable Stock":

          "all the shares of Common Stock issued or issuable upon exercise of any warrant now or hereafter held by InterVoice-Brite, Inc.".

     (b) by renumbering the current subclause "(d)" thereof as subclause "(e)".

     (c) InterVoice shall be included as a Holder as defined in the Agreement.

     2.  Continued Effect.  As amended hereby, the Registration Rights Agreement
         ----------------
is hereby ratified and confirmed and agreed to by all of the parties hereto and continues in full force and effect.

     3.   InterVoice Warrant Terms. The terms of Section 5 of the InterVoice
          ------------------------
Warrant are hereby superceded and replaced by the terms hereof with respect to the registration rights for the Warrant Shares (as defined therein).

     4.   Condition to Effectiveness. This Agreement is expressly conditioned
          --------------------------
upon, and will not be effective without, InterVoice having received by May 17, 2000 an executed original hereof signed by both the Company and the Holders of at least a majority of the Registrable Stock (as such terms are defined in the Fourth Amended and Restated Registration Rights Agreement).

     5.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.   Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with the laws of the State of Delaware.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                SPEECHWORKS INTERNATIONAL, INC.



                                By:  /s/ Stuart Patterson
                                    -------------------------------------
                                    Stuart Patterson, President and Chief
                                    Executive Officer


                                 INTERVOICE-BRITE, INC.



                                 By: /s/ Rob-Roy Graham
                                    -------------------------------------
                                    Rob-Roy Graham, Chief Financial Officer


                                 INVESTORS:

                                 iGATE VENTURES I, L.P.


                                 By: /s/ Ajmal Noorani
                                    -------------------------------------
                                    Name:  Ajmal Noorani
                                    Title: Partner


                                 REUTERS HOLDINGS SWITZERLAND SA



                                 By:
                                    -------------------------------------
                                    Name:
                                    Title:


                                 CITICORP STRATEGIC TECHNOLOGY CORP.



                                 By:
                                    --------------------------------------
                                    Name:
                                    Title:



                                 GE CAPITAL EQUITY INVESTMENTS, INC.



                                 By:
                                    --------------------------------------
                                    Name:
                                    Title:

Signature Page to First Amendment to SpeechWorks Registration Rights Agreement

                                 MCI WORLDCOM VENTURE FUND, INC.



                                 By: /s/ Susan Mayer
                                    --------------------------------------
                                    Name: Susan Mayer
                                    Title: President


                                 CHARLES RIVER PARTNERSHIP VII



                                 By: /s/ Richard M. Burnes
                                    --------------------------------------
                                    Name:  Richard M. Burnes
                                    Title: Manager, CRP VII


                                ATLAS VENTURE FUND II, L.P.



                                By: Atlas Venture Associates II, L.P., its
                                    general partner


                                By:  /s/ Jean Francois Formela
                                    --------------------------------------
                                    Name:  Jean Francois Formela
                                    Title: General Partner


                                QUESTMARK PARTNERS, L.P.



                                By:  /s/ Thomas R. Hitchner
                                    --------------------------------------
                                    Name: Thomas R. Hitchner
                                    Title: GP


                                INTEL 64 FUND, LLC
                                By:  INTEL 64 FUND OPERATIONS, INC.,
                                     its Coordinating Member



                                By:
                                   ---------------------------------------
                                   Name:
                                   Title:


                                BANK OF AMERICA VENTURES



                                By: /s/ Robert Obuch
                                   ---------------------------------------
                                   Name:  Robert Obuch
                                   Title: Principal

 Signature Page to First Amendment to SpeechWorks International Registration
                               Rights Agreement

                                 BA VENTURE PARTNERS III



                                By: /s/ Robert Obuch
                                   ---------------------------------------
                                   Name:  Robert Obuch
                                   Title: General Partner


                                 RIGGS CAPITAL PARTNERS



                                 By: /s/ J. Carter Beese, Jr.
                                    --------------------------------------
                                    Name:  J. Carter Beese, Jr.
                                    Title: President


                                 MINTZ LEVIN INVESTMENTS LLC



                                 By: /s/ Steven P. Rosenthal
                                    --------------------------------------
                                    Name:  Steven P. Rosenthal
                                    Title:


                                     /s/ Steven P. Rosenthal
                                    --------------------------------------
                                    Steven P. Rosenthal


                                    --------------------------------------
                                    Suzanne Abair and Kathleen MacDonald


                                    --------------------------------------
                                    Robert S. Fore


                                 LEE CAPITAL HOLDINGS


                                 By: /s/ Jonathan O. Lee
                                    --------------------------------------
                                    Name:  Jonathan O. Lee
                                    Title: President

                                 CITIZENS CAPITAL INCORPORATED



                                 By: /s/ Robert E. Garrow
                                    --------------------------------------
                                    Name:  Robert E. Garrow
                                    Title: President


                                    --------------------------------------
                                    JOSEPH MURPHY


                                 DIGITAL BANDWIDTH LLC



                                 By: /s/ David B. Weinberg
                                    --------------------------------------
                                    Name:  David B. Weinberg
                                    Title:    President


                                 INTEL CORPORATION


                                 By:
                                    --------------------------------------
                                    Name:
                                    Title:


                                 SAP AMERICA, INC.



                                 By: /s/ Brad C. Brubaker
                                    --------------------------------------
                                    Name:  Brad B. Brubaker
                                    Title:  Sr. VP & General Counsel


                                     /s/ Paul Yovovich
                                    --------------------------------------
                                    Paul Yovovich

                                    --------------------------------------
                                    Ralph Mor

                                    --------------------------------------
                                    Hedva Mor

                                    --------------------------------------
                                    Jeffrey Mor

    Signature to First Amendment to SpeechWorks International Registration
                               Rights Agreement

                                    --------------------------------------
                                    Jean Guy Dahan

                                    /s/ Naim Murad
                                    --------------------------------------
                                    Naim Murad

                                    /s/ John Meyrick
                                    --------------------------------------
                                    John Meyrick

                                    /s/ Brett Phaneuf
                                    --------------------------------------
                                    Brett Phaneuf

                                    --------------------------------------
                                    William J. O'Farrell


                                    --------------------------------------
                                    Noreen D. O'Farrell

                                    /s/ William Ledingham
                                    --------------------------------------
                                    William Ledingham

                                    /s/ William Haney
                                    --------------------------------------
                                    William Haney

                                    /s/ Anne G. Haney
                                    --------------------------------------
                                    Anne G. Haney


                                    --------------------------------------

                                    LIGHTHOUSE CAPITAL PARTNERS, L.P.


                                    By:  LIGHTHOUSE MANAGEMENT
                                         PARTNERS, L.P., its general partner


                                    By:  LIGHTHOUSE CAPITAL
                                         PARTNERS, INC., its general partner


                                    By:
                                       -----------------------------------
                                    Title:
                                    --------------------------------------

                                    /s/ Mark Holthouse
                                    --------------------------------------
                                    Mark Holthouse

                                    /s/ Stephen Smith
                                    --------------------------------------
                                    Stephen Smith


  Signature Page to First Amendment to SpeechWorks International Registration
                               Rights Agreement

                                    /s/ Sol Lerner
                                    --------------------------------------
                                    Sol Lerner


                                    --------------------------------------
                                    Henry Lerner


                                    --------------------------------------
                                    Leonard Epstein


                                    --------------------------------------
                                    Bella Lerner


                                    --------------------------------------
                                    Miriam Epstein

                                    /s/ Brian S. Eberman
                                    --------------------------------------
                                    Brian S. Eberman

                                    /s/ Edward J. McCaffrey
                                    --------------------------------------
                                    Edward J. McCaffrey

                                    /s/ Joyce V. McCaffrey
                                    --------------------------------------
                                    Joyce V. McCaffrey


    Signature to First Amendment to SpeechWorks International Registration Rights Agreement